Exhibit 21.1

Constellation Energy Corporation (50% and Greater) 12/31/2022

Subsidiary	Jurisdiction
2014 ESA HoldCo, LLC	Delaware
2014 ESA Project Company, LLC	Delaware
2015 ESA Holdco, LLC	Delaware
2015 ESA Investco, LLC	Delaware
2015 ESA Project Company, LLC	Delaware
A/C Fuels Company	Pennsylvania
AV Solar Ranch 1, LLC	Delaware
AVSR Holding, LLC	Delaware
AVSR, LLC	Delaware
Beebe 1B Renewable Energy, LLC	Delaware
Beebe Renewable Energy, LLC	Delaware
Bennett Creek Windfarm, LLC	Idaho
Bethlehem Renewable Energy, LLC	Delaware
Blue Breezes II, L.L.C.	Minnesota
Blue Breezes, L.L.C.	Minnesota
Bluestem Wind Energy Holdings, LLC	Delaware
Bluestem Wind Energy Member Holdings, LLC	Delaware
Bluestem Wind Energy Member, LLC	Delaware
Bluestem Wind Energy, LLC	Delaware
Breakerbox, LLC	Pennsylvania
Calvert Cliffs Nuclear Power Plant, LLC	Maryland
Cassia Gulch Wind Park LLC	Idaho
Cassia Wind Farm LLC	Idaho
CD Panther I, Inc.	Maryland
CD Panther II, LLC	Delaware
CD Panther Partners, L.P.	Delaware
CD SEGS V, Inc.	Maryland
CD SEGS VI, Inc.	Maryland
CE Culm, Inc.	Maryland
CE FundingCo, LLC	Delaware
CEG Finance, LLC	Delaware
CER Generation, LLC	Delaware
CEU Arkoma West, LLC	Delaware
CEU CoLa, LLC	Delaware
CEU East Fort Peck, LLC	Delaware
CEU Fayetteville, LLC	Delaware
CEU Floyd Shale, LLC	Delaware
CEU Holdings, LLC	Delaware
CEU Huntsville, LLC	Delaware
CEU Kingston, LLC	Delaware
CEU Niobrara, LLC	Delaware
CEU Ohio Shale, LLC	Delaware
CEU Paradigm, LLC	Delaware
CEU Pinedale, LLC	Delaware
CEU Plymouth, LLC	Delaware

Exhibit 21.1

CEU Simplicity, LLC	Delaware
CEU W&D, LLC	Delaware
Chesapeake HVAC, Inc.	Delaware
CII Solarpower I, Inc.	Maryland
Clinton Battery Utility, LLC	Delaware
CNE Gas Holdings, LLC	Kentucky
CNEG Holdings, LLC	Delaware
CNEGH Holdings, LLC	Delaware
CoLa Resources LLC	Delaware
Colorado Bend II Power, LLC	Delaware
Colorado Bend Services, LLC	Delaware
Constellation Building Services, Inc.	Delaware
Constellation Clearsight, LLC	Delaware
Constellation Connect, LLC	Delaware
Constellation EG, LLC	Delaware
Constellation Energy Canada, Inc.	Ontario
Constellation Energy Commodities Group Maine, LLC	Delaware
Constellation Energy Gas Choice, LLC	Delaware
Constellation Energy Generation, LLC	Pennsylvania
Constellation Energy Nuclear Group, LLC	Maryland
Constellation Energy Power Choice, LLC	Delaware
Constellation Energy Resources, LLC	Delaware
Constellation Energy Solutions, LLC	Delaware
Constellation Energy Upstream Holdings, LLC	Delaware
Constellation FitzPatrick, LLC	Delaware
Constellation Framingham, LLC	Delaware
Constellation Fulton, LLC	Delaware
Constellation Generation Acquisitions, LLC	Delaware
Constellation Generation Consolidation, LLC	Illinois
Constellation Generation Development, LLC	Delaware
Constellation Generation Limited	United Kingdom
Constellation Generation NY, LLC	New York
Constellation Generation Services, LLC	Delaware
Constellation Genesis, LLC	Delaware
Constellation Handley Power, LLC	Delaware
Constellation Holdings, LLC	Maryland
Constellation Home Products & Services, LLC	Delaware
Constellation LNG, LLC	Delaware
Constellation Mystic Power, LLC	Delaware
Constellation New Boston, LLC	Delaware
Constellation New England Holdings, LLC	Delaware
Constellation NewEnergy - Gas Division, LLC	Kentucky
Constellation NewEnergy, Inc.	Delaware
Constellation Nuclear Power Plants, LLC	Delaware
Constellation Nuclear Security, LLC	Delaware
Constellation Nuclear, LLC	Delaware
Constellation Power Source Generation, LLC	Maryland
Constellation Power, Inc.	Maryland
Constellation PowerLabs, LLC	Pennsylvania

Exhibit 21.1

Constellation Renewables Holding, LLC	Delaware
Constellation Renewables Holdings II, LLC	Delaware
Constellation Renewables Partners Holdings, LLC	Delaware
Constellation Renewables Partners, LLC	Delaware
Constellation Renewables, LLC	Delaware
Constellation Solar Horizons, LLC	Delaware
Constellation Solar New Jersey III, LLC	Delaware
Constellation Technology Ventures, LLC	Delaware
Constellation Texas II Power Holdings, LLC	Delaware
Constellation Texas II Power, LLC	Delaware
Constellation Texas Land Company, LLC	Delaware
Constellation Texas Power Services, LLC	Delaware
Constellation Texas Retail Energy, LLC	Delaware
Constellation Ventures Holdings, LLC	Delaware
Constellation Ventures International Holdings II Limited	United Kingdom
Constellation Ventures International Holdings Limited	United Kingdom
Constellation VTI, LLC	Delaware
Constellation West Medway, LLC	Delaware
Constellation Wind 1, LLC	Texas
Constellation Wind 2, LLC	Texas
Constellation Wind 3, LLC	Texas
Constellation Wind, LLC	Delaware
Constellation Wyman, LLC	Delaware
Continental Wind Holding, LLC	Delaware
Continental Wind, LLC	Delaware
COSI Central Wayne, Inc.	Maryland
COSI Sunnyside, Inc.	Maryland
Cow Branch Wind Power, L.L.C.	Missouri
CP Sunnyside I, Inc.	Maryland
CP Windfarm, LLC	Minnesota
CR Clearing, LLC	Missouri
Criterion Power Partners, LLC	Delaware
DE Asset Operations, LLC	Delaware
Denver Airport Solar, LLC	Delaware
Distrigas of Massachusetts LLC	Delaware
Everett Creek Holding Company, LLC	Delaware
Everett Creek Land Company, LLC	Delaware
Everett Creek Special Purpose, LLC	Delaware
Everett LNG LLC	Delaware
ExGen Energy, S. de R.L. de C.V.	Mexico
Fair Wind Power Partners, LLC	Delaware
Fauquier Landfill Gas, L.L.C.	Delaware
Four Corners Windfarm, LLC	Oregon
Four Mile Canyon Windfarm, LLC	Oregon
Fourmile Wind Energy, LLC	Maryland
Grande Prairie Generation, Inc.	Alberta
Greensburg Wind Farm, LLC	Delaware
Handsome Lake Energy, LLC	Maryland
Harvest II Windfarm, LLC	Delaware

Exhibit 21.1

Harvest Windfarm, LLC	Michigan
High Mesa Energy, LLC	Idaho
High Plains Wind Power, LLC	Texas
Hot Springs Windfarm, LLC	Idaho
Hydro Dam, LLC	Delaware
Hydro Dam Holdings, LLC	Delaware
JExel Nuclear Company	Japan
Lake Houston Power, LLC	Delaware
Loess Hills Wind Farm, LLC	Missouri
Michigan Wind 1, LLC	Delaware
Michigan Wind 2, LLC	Delaware
Michigan Wind 3, LLC	Delaware
Midwest Alliance for Clean Hydrogen, LLC	Delaware
Minergy LLC	Wisconsin
Mountain Top Wind Power, LLC	Maryland
Muddy Run Pump Storage Holding, LLC	Delaware
Muddy Run Pump Storage, LLC	Delaware
NewEnergy Receivables LLC	Delaware
Nine Mile Point Nuclear Station, LLC	Delaware
Oregon Trail Windfarm, LLC	Oregon
Pacific Canyon Windfarm, LLC	Oregon
Panther Creek Holdings, Inc.	Delaware
Panther Creek Partners	Delaware
Pegasus Power Company, Inc.	California
Pinedale Energy, LLC	Colorado
R.E. Ginna Nuclear Power Plant, LLC	Maryland
Renewable Power Generation Holdings, LLC	Delaware
Renewable Power Generation, LLC	Delaware
Rolling Hills Landfill Gas, LLC	Delaware
Sacramento PV Energy, LLC	Delaware
Sand Ranch Windfarm, LLC	Oregon
Sendero Wind Energy, LLC	Delaware
Shooting Star Wind Project, LLC	Delaware
Sky Valley, LLC	Delaware
Sugar Beet Wind, LLC	Delaware
Sunbeam LeaseCo, LLC	Delaware
Threemile Canyon Wind I, LLC	Oregon
Titan STC, LLC	Delaware
Tuana Springs Energy, LLC	Idaho
V.G. Investment Holdings, LLC	Delaware
Volta SPV CMX, LLC	Delaware
Volta SPV NTR, LLC	Delaware
Volta SPV RSL, LLC	Delaware
W&D Gas Partners, LLC	Delaware
Ward Butte Windfarm, LLC	Oregon
West Medway II Holdings, LLC	Delaware
West Medway II, LLC	Delaware
Whitetail Wind Energy, LLC	Delaware
Wildcat Finance, LLC	Delaware

Exhibit 21.1

Wildcat Wind LLC	New Mexico
Wind Capital Holdings, LLC	Missouri
Wolf Hollow II Power, LLC	Delaware
Wolf Hollow Services, LLC	Delaware